UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 27, 2021 (September 21, 2021)

ARGUS CAPITAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40827	86-3426828
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3 Columbus Circle, 24th Floor
New York, NY 10019

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (212) 812-7702

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock, $0.0001 par value, and one-half of one redeemable Warrant	ARGUU	The Nasdaq Stock Market LLC

Class A Common Stock, par value $0.0001 par value	ARGU	The Nasdaq Stock Market LLC

Redeemable Warrants, each Warrant exercisable for one share of Class A Common Stock, each at an exercise price of $11.50 per share	ARGUW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On September 24, 2021, Argus Capital Corp. (the “Company”) consummated its initial public offering (“IPO”) of 30,475,000 units (the “Units”), including the issuance of 3,975,000 Units as a result of the underwriters’ exercise of their over-allotment option in full. Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (“Class A Common Stock”), and one-half of one redeemable warrant of the Company (each whole warrant, a “Warrant”), with each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $304,750,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-258090) for the IPO, originally filed with the U.S. Securities and Exchange Commission (the “Commission”) on July 22, 2021 (as amended, the “Registration Statement”):

•

An Underwriting Agreement, dated September 21, 2021, by and between the Company and Goldman Sachs & Co. LLC, as representative of the underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

•

A Warrant Agreement, dated September 21, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

•

A Letter Agreement, dated September 21, 2021 (the “Letter Agreement”), by and among the Company, its officers, its directors and the Company’s sponsor, Argus Capital LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

•

An Investment Management Trust Agreement, dated September 21, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

•	A Registration Rights Agreement, dated September 21, 2021, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.
•

A Private Placement Warrants Purchase Agreement, dated September 21, 2021, by and between the Company and the Sponsor (the “Private Placement Warrants Purchase Agreement”), a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

•

An Administrative Services Agreement, dated September 21, 2021, by and between the Company, the Sponsor and INLO Ventures LLC, an affiliate of the Sponsor, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Private Placement Warrants Purchase Agreement, the Company completed the private sale of an aggregate of 9,626,667 warrants (the “Private Placement Warrants”) to the Sponsor at a purchase price of $1.50 per Private Placement Warrant, generating gross proceeds to the Company of $14,440,000. The Private Placement Warrants are identical to the Warrants included as part of the Units sold in the IPO, except as otherwise disclosed in the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.03.	Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On September 21, 2021, in connection with the IPO, the Company filed its Amended and Restated Certificate of Incorporation (the “Amended Charter”) with the Secretary of State of the State of Delaware, effective the same day. The terms of the Amended Charter are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended Charter is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01.	Other Events.

A total of $310,845,000, or $10.20 per Unit, comprised of $298,655,000 of the proceeds from the IPO (which amount includes $10,666,250 of the underwriters’ deferred discount) and $12,190,000 of the proceeds of the sale of the Private Placement Warrants, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A. maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes and up to $100,000 of interest to pay dissolution expenses, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any of the shares of Class A Common Stock included in the Units sold in the IPO (the “public shares”) properly submitted in connection with a stockholder vote to amend the Company’s Amended Charter (A) to modify the substance or timing of the Company’s obligation to redeem 100% of the public shares if it does not complete its initial business combination within 18 months from the closing of the IPO or (B) with respect to any other material provisions relating to stockholders’ rights or pre-initial business combination activity or (iii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 18 months from the closing of the IPO, subject to applicable law.

On September 22, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On September 24, 2021, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated September 21, 2021, by and between the Company and Goldman Sachs & Co. LLC, as representative of the underwriters.
3.1	Amended and Restated Certificate of Incorporation.
4.1	Warrant Agreement, dated September 21, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.
10.1	Letter Agreement, dated September 21, 2021, by and among the Company, its executive officers, its directors and Argus Sponsor LLC.
10.2	Investment Management Trust Agreement, dated September 21, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.
10.3	Registration Rights Agreement, dated September 21, 2021, by and between the Company and Argus Sponsor LLC
10.4	Private Placement Warrants Purchase Agreement, dated September 21, 2021, by and between the Company and Argus Sponsor LLC.
10.5	Administrative Services Agreement, dated September 21, 2021, by and between the Company, Argus Sponsor LLC and INLO Ventures LLC.
99.1	Press Release, dated September 22, 2021.
99.2	Press Release, dated September 24, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARGUS CAPITAL CORP.

By:	/s/ Joseph R. Ianniello
Name: Joseph R. Ianniello
Title: Chief Executive Officer and Chairman

Dated: September 27, 2021

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